 .3 MORGAN STANLEY DEAN WITTER          [LOGO]               JANUARY 12, 1998
Mortgage Finance Group
MBS Capital Markets

                                  $ 526,444,000

                             MELLON MORTGAGE COMPANY
                               Seller and Servicer

              MELLON RESIDENTIAL FUNDING CORPORATION, SERIES 1998-1
                       MORTGAGE PASS-THROUGH CERTIFICATES
                             TRANSACTION HIGHLIGHTS

                                                                       PAYMENT                                  PRICE
                         EXPECTED RATINGS    AVERAGE LIFE               WINDOW                                  TALK
CLASS    CLASS SIZE         (S&P/DUFF)       TO MATURITY             TO MATURITY               BENCHMARK        (BPS)
-----    ----------         ----------       -----------             -----------               ---------        -----
A-1     $294,377,000         AAA/AAA          3.45 years          2/98 to 4/05 (months)
A-2       77,052,000         AAA/AAA         10.00 years          4/05 to 7/12 (months)
A-3       24,911,000         AAA/AAA         18.86 years          7/12 to 11/27 (months)
A-4       45,952,000         AAA/AAA         11.76 years          2/03 to 11/27 (months)
A-5       70,826,000         AAA/AAA          4.73 years          2/98 to 10/12 (months)
WIO      533,109,992*        AAA/AAA          6.28 years          2/98 to 11/27 (months)
B-1        7,996,000          AA/AA          10.76 years          2/98 to11/27 (months)
B-2        2,665,000           A/A           10.76 years          2/98 to 11/27 (months)
B-3        2,665,000         BBB/BBB         10.76 years          2/98 to 11/27 (months)
B-4        3,465,000          BB/BB                        Not Offered Publicly
B-5        1,599,000           B/B                         Not Offered Publicly
B-6        1,601,992          UR/UR                        Not Offered Publicly

*Notional balance

ISSUER:                   Mellon Residential Funding Corporation
SERVICER:                 Mellon Mortgage Company
TRUSTEE:                  Bankers Trust Company of California N.A.
MANAGERS:                 MORGAN STANLEY DEAN WITTER (LEAD MANAGER), and Mellon
                          Financial Markets, Inc.
DAY COUNT BASIS:          30/360
EXPECTED PRICING DATE:    January 15, 1998
EXPECTED SETTLEMENT:      January 27, 1998
FORMS OF CERTIFICATES:    Classes A-1 through B-3 will settle through DTC,
                          Classes B-4 though B-6 will be in fully registered,
                          certificated form.
DISTRIBUTION DATES:       The 25th of each month, beginning February 25, 1998
PRICING SPEED:            250 PSA
OPTIONAL CALL:            10% clean-up call (10% of pool balance)
TAX STATUS:               REMIC
ERISA ELIGIBILITY:        The Class A-1 through A-5 are ERISA eligible
SMMEA ELIGIBILITY:        The Class A-1 through A-5 and B-1 are SMMEA eligible

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               CREDIT ENHANCEMENT


-        Class A-1 through A-4 Credit Enhancement:

         1. Subordination of Class B-1, B-2, B-3, B-4, B-5 and B-6 certificates, totaling 3.75% of the original pool balance.

-        Class B-1, B-2, B-3, B-4, B-5 and B-6 Credit Enhancement:

         1.       Class B-1 is enhanced by 2.25% in subordinate certificates.

         2.       Class B-2 is enhanced by 1.75% in subordinate certificates.

         3.       Class B-3 is enhanced by 1.25% in subordinate certificates.

         4.       Class B-4 is enhanced by 0.60% in subordinate certificates.

         5.       Class B-5 is enhanced by 0.30% in subordinate certificates.


                                CREDIT STRUCTURE

-        Cashflow priority for Mellon Residential Funding Corporation, Series
         1998-1

         Distributions will be made on each distribution date from available funds in the following order of priority:

         1.       To pay a servicing fee of 25 bps,

         2.       To interest on each class of senior certificates,

         3. To principal of the classes of senior certificates then entitled to receive distributions of principal,

         4.       To interest on each class of subordinated certificates,

         5. To principal of the classes of subordinated certificates then entitled to receive distributions of principal.

-        Distribution of Principal:

         Principal will be allocated among the classes as follows:

         1. Scheduled principal allocable to the A5 class. All unscheduled principal coming from the 15-year collateral will be paid to the A5 for the first 60 months. Beginning in month 61, unscheduled principal will be paid to the A5 based on a shifting interest schedule.

         2. During the first 60 months, scheduled principal allocable to classes A1, A2 and A3 will be paid sequentially starting with A1 until it is fully paid down, next to A2 until it is fully paid down, and then to A3. The NAS class, A4, will be not receive scheduled or unscheduled principal for the first 60 periods.

         3. Beginning in month 61, the NAS class will begin to receive its pro rata share of scheduled principal and a scheduled amount of prepayments.

         4. All subordinated classes will receive their pro-rata share of scheduled principal payments based on their allocable percentages and beginning in month 61 a scheduled amount of prepayments.

         5.       The WIO class does not receive any principal.

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       MRFC 1998-1 COLLATERAL DESCRIPTION


COLLATERAL: The collateral pool consists of fixed-rate, mortgage loans with remaining terms to maturity of not more than 360 months. As of January 1, 1998 (the "Cut-off Date"), the pool totaled $533,109,992.


                                          30 YEAR COLLATERAL*          15 YEAR COLLATERAL*        TOTAL COLLATERAL POOL*
                                          -------------------          -------------------        ----------------------

AGGREGATE BALANCE:                            $459,524,098                 $73,585,894                 $533,109,992

NUMBER OF LOANS:                                 1,467                         231                        1,698

AVERAGE OUTSTANDING BALANCE:                    $313,241                    $318,554                     $313,963

AVERAGE ORIGINAL BALANCE:                       $314,021                    $323,963                     $315,373

WEIGHTED AVERAGE GROSS COUPON:                   7.703%                      7.459%                       7.669%

LATEST SCHEDULED MATURITY:                    January 2028                January 2013                 January 2028

LOAN TYPE:                                  100% Fixed Rate              100% Fixed Rate             100% Fixed Rate

ORIGINAL WEIGHTED AVERAGE TERM:                359 Months                  179 Months                   335 Months

REMAINING WEIGHTED AVERAGE MATURITY:           357 Months                  175 Months                   332 Months

WEIGHTED AVERAGE SEASONING:                     2 Months                    4 Months                     3 Months

WEIGHTED AVERAGE FICO SCORE:                      733                          736                         733

LIEN POSITION:                                  100% 1st                    100% 1st                     100% 1st

ORIGINAL LOAN TO VALUE RATIO:                    74.71%                      68.59%                       73.87%

PROPERTY TYPE:                           98.18% Single Family,        95.27% Single Family,       97.78% Single Family,
                                         1.70% Condo, 0.12% PUD      3.76% Condo, 0.97% PUD       1.99% Condo, 0.24% PUD

OWNER OCCUPANCY:                         97.74% Owner Occupied,      98.88% Owner Occupied,       97.90% Owner Occupied,
                                        2.26% Investor Property      1.12% Investor Property     2.10% Investor Property

GEOGRAPHIC DISTRIBUTION (> 5%):         CA 35.20%, MA 8.76%, CO     CA 29.78%, PA 11.69%, MA     CA 34.45%, MA 8.84%, CO
                                          7.81%, WA 6.97%, OR      9.34%, TX 8.41%, WA 7.60%,      7.25%, WA 7.05%, OR
                                            5.78%, TX 5.25%                 OR 6.49%            5.88%, TX 5.68%, PA 5.50%

* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus Supplement.



The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               30 YEAR COLLATERAL

                                               Aggregate                                  Weighted    Weighted   Weighted   Weighted
                                Number of      Principal         Percent of    Weighted   Average     Average    Average     Average
                                 Mortgage       Balance           Mortgage     Average   Original    Remaining   Current      FICO
 Remaining Principal Balance      Loans        Outstanding          Pool        Coupon     Term        Term      LTV Ratio    Score
 ---------------------------      -----        -----------          ----        ------     ----        ----      ---------    -----
125,000.01-150,000.00                 1           131,696.81         0.03        7.375     360.0       357.0        72.36      790.0
200,000.01-225,000.00                83        18,324,417.42         3.99        7.707     360.0       356.3        78.53      730.8
225,000.01-250,000.00               315        75,027,682.98        16.33        7.728     359.2       356.3        76.94      731.2
250,000.01-275,000.00               245        64,385,348.10        14.01        7.727     359.5       356.9        77.30      734.3
275,000.01-300,000.00               234        67,561,349.26        14.70        7.709     358.0       355.3        73.95      734.3
300,000.01-325,000.00               121        37,753,246.92         8.22        7.701     359.5       357.0        75.64      730.3
325,000.01-350,000.00               113        38,186,806.34         8.31        7.676     358.4       355.5        75.78      740.7
350,000.01-375,000.00                87        31,505,457.08         6.86        7.713     360.0       357.1        75.84      736.2
375,000.01-400,000.00                75        29,147,566.46         6.34        7.647     360.0       357.6        73.88      717.8
400,000.01-425,000.00                35        14,508,330.83         3.16        7.690     360.0       357.4        70.52      736.5
425,000.01-450,000.00                35        15,415,844.37         3.35        7.655     360.0       357.8        71.65      735.7
450,000.01-475,000.00                22        10,212,915.57         2.22        7.602     360.0       358.2        74.32      725.6
475,000.01-500,000.00                30        14,678,962.59         3.19        7.750     360.0       357.2        70.18      729.9
500,000.01-525,000.00                15         7,730,851.84         1.68        7.690     360.0       357.8        67.57      718.9
525,000.01-550,000.00                11         5,946,248.13         1.29        7.670     360.0       357.3        71.19      735.7
550,000.01-575,000.00                 8         4,494,014.39         0.98        7.781     360.0       356.9        59.41      728.6
575,000.01-600,000.00                 7         4,183,936.41         0.91        7.660     360.0       357.3        73.72      752.0
600,000.01-625,000.00                 8         4,928,248.41         1.07        7.703     360.0       357.5        74.04      758.0
625,000.01-650,000.00                13         8,392,045.91         1.83        7.654     360.0       358.5        59.65      709.8
Greater than 650,000.00               9         7,009,127.70         1.53        7.731     360.0       357.8        64.89      740.3
                                    ---       --------------       ------        -----     -----       -----        -----      -----
                       Total:      1467       459,524,097.52       100.00        7.703     359.3       356.7        74.52      732.5

As of the Cut Off Date the average Remaining Principal Balance was $313,240.69

                                               Aggregate                                  Weighted    Weighted   Weighted   Weighted
                                Number of      Principal         Percent of    Weighted   Average     Average    Average     Average
                                 Mortgage       Balance           Mortgage     Average   Original    Remaining   Current      FICO
 Original Principal Balance       Loans        Outstanding          Pool        Coupon     Term        Term      LTV Ratio    Score
 ---------------------------      -----        -----------          ----        ------     ----        ----      ---------    -----

125,001 - 150,000                 1              131,696.81           0.03       7.375       360.0      357.0     72.36       790.0
200,001 - 225,000                79           17,434,753.45           3.79       7.716       360.0      356.5     78.69       730.0
225,001 - 250,000               317           75,418,391.61          16.41       7.723       359.2      356.2     76.93       731.2
250,001 - 275,000               241           63,237,509.05          13.76       7.723       359.5      357.0     77.09       734.2
275,001 - 300,000               240           69,208,143.65          15.06       7.716       358.0      355.2     74.22       734.5
300,001 - 325,000               118           36,801,294.68           8.01       7.695       359.5      357.2     75.56       729.8
325,001 - 350,000               115           38,835,959.51           8.45       7.676       358.5      355.5     75.93       740.4
350,001 - 375,000                85           30,691,826.53           6.68       7.733       360.0      357.4     75.63       735.7
375,001 - 400,000                78           30,263,996.08           6.59       7.637       360.0      357.1     74.06       719.7
400,001 - 425,000                34           14,083,720.68           3.06       7.684       360.0      357.5     70.24       737.7
425,001 - 450,000                36           15,840,454.52           3.45       7.661       360.0      357.7     71.86       734.7
450,001 - 475,000                22           10,212,915.57           2.22       7.602       360.0      358.2     74.32       725.6
475,001 - 500,000                30           14,678,962.59           3.19       7.750       360.0      357.2     70.18       729.9

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

500,001 - 525,000                15            7,730,851.84           1.68       7.690       360.0      357.8     67.57       718.9
525,001 - 550,000                11            5,946,248.13           1.29       7.670       360.0      357.3     71.19       735.7
550,001 - 575,000                 8            4,494,014.39           0.98       7.781       360.0      356.9     59.41       728.6
575,001 - 600,000                 7            4,183,936.41           0.91       7.660       360.0      357.3     73.72       752.0
600,001 - 625,000                 8            4,928,248.41           1.07       7.703       360.0      357.5     74.04       758.0
625,001 - 650,000                13            8,392,045.91           1.83       7.654       360.0      358.5     59.65       709.8
Greater than 650,000              9            7,009,127.70           1.53       7.731       360.0      357.8     64.89       740.3
                                  -            ------------           ----       -----       -----      -----     -----       -----
                     Total:    1467          459,524,097.52         100.00       7.703       359.3      356.7     74.52       732.5

As of the Cut Off Date the average Remaining Principal Balance was $314,020.98

                                    Aggregate                                       Weighted     Weighted     Weighted   Weighted
                   Number of        Principal         Percent of     Weighted        Average      Average      Average    Average
                    Mortgage         Balance           Mortgage      Average        Original     Remaining     Current     FICO
 Mortgage Rates      Loans         Outstanding           Pool         Coupon          Term         Term       LTV Ratio    Score
 --------------      -----         -----------           ----         ------          ----         ----       ---------   -------
6.501 - 6.750            1           385,832.57           0.08        6.750          360.0          358.0       82.27        737.0
6.751 - 7.000           18         5,902,702.97           1.28        6.952          360.0          358.0       76.74        745.9
7.001 - 7.250           47        14,529,727.28           3.16        7.219          360.0          355.9       76.36        727.4
7.251 - 7.500          327       102,778,022.95          22.37        7.473          359.8          357.7       73.91        736.3
7.501 - 7.750          609       194,166,771.03          42.25        7.691          358.6          356.5       74.26        732.6
7.751 - 8.000          381       117,402,790.69          25.55        7.904          359.9          356.7       74.08        730.5
8.001 - 8.250           57        16,909,167.73           3.68        8.178          360.0          353.8       78.67        730.2
8.251 - 8.500           20         5,488,655.24           1.19        8.430          360.0          351.9       79.66        722.5
8.501 - 8.750            6         1,674,797.80           0.36        8.688          360.0          350.9       85.84        696.9
8.751 - 9.000            1           285,629.26           0.06        8.875          360.0          352.0       94.55        646.0
                         -           ----------           ----        -----          -----          -----       -----        -----
         Total:       1467       459,524,097.52         100.00        7.703          359.3          356.7       74.52        732.5

As of the Cut Off Date, the weighted average Mortgage Rate was 7.703

                                                  Aggregate                         Weighted     Weighted    Weighted      Weighted
                                  Number of       Principal   Percent of Weighted    Average      Average    Average       Average
                                   Mortgage        Balance     Mortgage   Average   Original     Remaining   Current        FICO
Original Loan-to-Value Ratios       Loans        Outstanding     Pool     Coupon      Term         Term      LTV Ratio      Score
-----------------------------       -----        -----------     ----     ------      ----         ----      ---------     --------
10.01 -  20.00                          1        298,872.75      0.07     7.500       360.0        355.0       15.45        743.0
20.01 -  30.00                          3      1,183,530.33      0.26     7.669       360.0        358.9       22.36        792.3
30.01 -  40.00                         22      7,488,713.76      1.63     7.671       360.0        358.2       36.29        726.2
40.01 -  50.00                         29     10,426,504.09      2.27     7.703       360.0        358.2       46.55        741.2
50.01 -  60.00                         80     28,536,054.44      6.21     7.722       360.0        357.9       56.25        738.8
60.01 -  70.00                        207     68,976,022.34     15.01     7.702       359.2        356.9       65.68        739.1
70.01 -  80.00                        877    275,088,342.57     59.86     7.688       359.4        356.6       77.33        733.4
80.01 -  90.00                        183     51,189,393.59     11.14     7.702       359.1        356.2       88.01        718.7
90.01 - 100.00                         65     16,336,663.65      3.56     7.933       358.2        353.3       94.42        714.7
                                       --     -------------      ----     -----       -----        -----       -----        -----
                        Total:       1467    459,524,097.52    100.00     7.703       359.3        356.7       74.52        732.5

As of the Cut Off Date the weighted average Original LTV Ratio was 74.71



The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    Aggregate                              Weighted     Weighted    Weighted    Weighted
                       Number of    Principal     Percent of   Weighted     Average     Average      Average     Average
    Current            Mortgage      Balance       Mortgage     Average    Original    Remaining     Current      FICO
 Loan-to-Value Ratios    Loans     Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
 --------------------    -----     -----------       ----       ------       ----         ----      ---------     -----

10.00 -   19.99             1        298,872.75        0.07       7.500       360.0        355.0       15.45       743.0
20.00 -   29.99             3      1,183,530.33        0.26       7.669       360.0        358.9       22.36       792.3
30.00 -   39.99            22      7,488,713.76        1.63       7.671       360.0        358.2       36.29       726.2
40.00 -   49.99            29     10,426,504.09        2.27       7.703       360.0        358.2       46.55       741.2
50.00 -   59.99            78     27,621,054.44        6.01       7.724       360.0        357.8       56.13       738.3
60.00 -   69.99           212     70,636,980.24       15.37       7.702       358.7        356.3       65.63       739.8
70.00 -   79.99           821    256,480,582.11       55.81       7.693       359.5        356.6       77.17       733.0
80.00 -   89.99           226     66,272,046.15       14.42       7.683       359.3        357.0       85.77       723.8
90.00 -   99.99            75     19,115,813.65        4.16       7.884       358.5        354.3       93.77       714.6
                           --     -------------        ----       -----       -----        -----       -----       -----
           Total:        1467    459,524,097.52      100.00       7.703       359.3        356.7       74.52       732.5

As of the Cut Off Date the weighted average Original LTV Ratio was 74.52

                                    Aggregate                              Weighted     Weighted    Weighted    Weighted
                     Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
Distribution of       Mortgage        Balance       Mortgage     Average    Original    Remaining     Current     FICO
 Loan Purpose          Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
 ------------          -----       -----------       ----       ------       ----         ----      ---------     -----

Purchase                  686    209,759,145.86       45.65       7.688       359.7        356.3       79.34       734.1
Refinance - Rate          645    207,886,156.64       45.24       7.713       359.0        357.0       71.06       732.7
Term
Refinance - Cashout       136     41,878,795.02        9.11       7.721       359.2        356.3       67.57       723.2
                          ---     -------------        ----       -----       -----        -----       -----       -----
           Total:        1467    459,524,097.52      100.00       7.703       359.3        356.7       74.52       732.5

                                    Aggregate                              Weighted     Weighted    Weighted    Weighted
                     Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
Distribution of       Mortgage       Balance       Mortgage     Average    Original    Remaining     Current      FICO
Occupancy Status       Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio      Score
----------------       -----       -----------       ----       ------       ----         ----      ---------      -----

Primary                  1432    449,133,986.23       97.74       7.700       359.3        356.7       74.47       732.3
Second Home                35     10,390,111.29        2.26       7.828       360.0        354.8       76.79       740.3
                           --     -------------        ----       -----       -----        -----       -----       -----
           Total:        1467    459,524,097.52      100.00       7.703       359.3        356.7       74.52       732.5

                                    Aggregate                              Weighted     Weighted    Weighted    Weighted
                     Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
Distribution of      Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
 Property Types        Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
 --------------        -----       -----------       ----       ------       ----         ----      ---------     -----

Single Family            1439    451,156,432.26       98.18       7.701       359.3        356.6       74.50       732.6
  Detached
Condo                      26      7,817,466.96        1.70       7.809       360.0        357.7       75.50       732.1
PUD                         2        550,198.30        0.12       7.875       360.0        349.5       75.74       696.0
                            -        ----------        ----       -----       -----        -----       -----       -----
           Total:        1467    459,524,097.52      100.00       7.703       359.3        356.7       74.52       732.5

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                       Aggregate                              Weighted     Weighted    Weighted    Weighted
                        Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
                        Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
Loan Documentation        Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
------------------        -----       -----------       ----       ------       ----         ----      ---------     -----

Full Documentation         1077    340,933,806.41       74.19       7.700       359.4        356.9       74.62       733.6
Alternative-Full            369    110,799,877.72       24.11       7.704       359.0        356.0       75.29       729.0
Documentation
No Income                    21      7,790,413.39        1.70       7.810       360.0        356.6       59.31       733.0
                             --      ------------        ----       -----       -----        -----       -----       -----
Verification
             Total:        1467    459,524,097.52      100.00       7.703       359.3        356.7       74.52       732.5

                                      Aggregate                              Weighted     Weighted    Weighted    Weighted
                       Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
                       Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
   Top 10 States         Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
   -------------         -----       -----------       ----       ------       ----         ----      ---------     -----

California                  485    161,750,513.27       35.20       7.723       360.0        358.2       71.50       740.3
Massachusetts               137     40,239,500.40        8.76       7.683       358.8        356.6       75.31       734.9
Colorado                    117     35,899,727.68        7.81       7.725       359.5        356.4       72.54       725.2
Washington                  113     32,012,508.32        6.97       7.636       357.9        355.0       78.01       725.7
Oregon                       92     26,574,148.85        5.78       7.700       360.0        355.9       77.26       736.9
Texas                        76     24,114,019.61        5.25       7.753       360.0        356.3       77.31       722.5
Pennsylvania                 68     20,719,972.65        4.51       7.679       356.9        353.5       76.20       721.7
Maryland                     58     16,886,195.33        3.67       7.620       358.8        353.6       76.48       729.3
New Jersey                   45     14,007,275.93        3.05       7.731       358.6        355.4       76.42       727.9
Arizona                      35     10,791,699.57        2.35       7.668       357.3        354.9       77.21       729.3
Other                       241     76,528,535.91       16.65       7.697       359.5        356.5       76.53       727.5
                            ---     -------------       -----       -----       -----        -----       -----       -----
             Total:        1467    459,524,097.52      100.00       7.703       359.3        356.7       74.52       732.5

                                       Aggregate                              Weighted     Weighted    Weighted    Weighted
                        Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
                        Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
    FICO Score            Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
    ----------            -----       -----------       ----       ------       ----         ----      ---------     -----

Not Available                 5      1,395,305.90        0.30       7.738       360.0        358.8       79.77         0.0
551 - 575                     1        282,148.61        0.06       7.750       360.0        351.0       77.30       553.0
576 - 600                     1        500,673.07        0.11       8.125       360.0        356.0       64.19       591.0
601 - 625                    23      6,736,663.54        1.47       7.766       360.0        356.6       78.62       621.1
626 - 650                    64     19,499,033.91        4.24       7.748       360.0        356.7       75.28       638.4
651 - 675                    78     25,282,874.42        5.50       7.734       360.0        357.1       75.71       663.6
676 - 700                   166     53,017,576.02       11.54       7.731       358.3        355.4       77.33       688.8
701 - 725                   199     62,287,243.38       13.55       7.684       357.4        354.9       74.67       713.1
726 - 750                   312     95,418,393.60       20.76       7.710       359.8        357.2       75.12       738.5
751 - 775                   416    133,280,266.00       29.00       7.682       359.7        357.2       73.72       762.4
776 - 800                   182     56,179,049.26       12.23       7.686       360.0        357.5       71.54       785.7
801 - 825                    20      5,644,869.81        1.23       7.728       360.0        356.6       71.76       806.9
Total:                     1467    459,524,097.52      100.00       7.703       359.3        356.7       74.52       732.5

As of the Cut Off Date the non zero weighted average FICO Score was 732.5


The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   15 YEAR COLLATERAL

                                       Aggregate                             Weighted    Weighted   Weighted    Weighted
                          Number of    Principal    Percent of   Weighted    Average     Average     Average     Average
   Remaining              Mortgage      Balance      Mortgage     Average    Original    Remaining   Current     FICO
Principal Balance          Loans      Outstanding      Pool       Coupon       Term        Term     LTV Ratio     Score
-----------------         ---------   -----------   ----------   --------    --------    ---------  --------- --     -----

200,000.01 - 225,000.00      13       2,844,257.27      3.87       7.527       180.0        174.7      64.48       728.4
225,000.01 - 250,000.00      45      10,740,842.50     14.60       7.516       178.1        174.0      68.85       742.8
250,000.01 - 275,000.00      40      10,533,642.23     14.31       7.418       180.0        175.8      69.93       747.6
275,000.01 - 300,000.00      34       9,716,542.97     13.20       7.471       180.0        175.1      67.19       739.7
300,000.01 - 325,000.00      22       6,829,641.57      9.28       7.539       180.0        176.0      66.81       744.2
325,000.01 - 350,000.00      25       8,459,804.59     11.50       7.335       180.0        174.6      70.07       718.9
350,000.01 - 375,000.00       5       1,811,108.05      2.46       7.570       180.0        173.6      61.16       726.2
375,000.01 - 400,000.00      13       5,068,012.57      6.89       7.441       175.5        172.0      63.82       739.7
400,000.01 - 425,000.00       7       2,885,962.47      3.92       7.499       180.0        177.6      70.40       733.7
425,000.01 - 450,000.00       5       2,193,238.65      2.98       7.425       180.0        177.0      67.82       730.8
450,000.01 - 475,000.00       3       1,395,097.10      1.90       7.418       180.0        176.7      65.03       748.8
475,000.01 - 500,000.00       5       2,449,902.99      3.33       7.527       180.0        176.6      58.16       686.5
500,000.01 - 525,000.00       1         503,000.00      0.68       7.625       180.0        180.0      67.07      741.0
525,000.01 - 550,000.00       4       2,137,009.71      2.90       7.312       180.0        178.5      71.97       748.0
550,000.01 - 575,000.00       1         575,000.00      0.78       7.625       180.0        180.0      71.43       763.0
575,000.01 - 600,000.00       3       1,768,529.07      2.40       7.250       180.0        176.0      68.72       751.0
600,000.01 - 625,000.00       1         615,208.26      0.84       7.375       180.0        178.0      72.38       744.0
625,000.01 - 650,000.00       2       1,278,015.28      1.74       7.375       180.0        179.5      68.15       679.9
Greater than 650,000.00       2       1,781,078.75      2.42       7.682       180.0        175.9      57.47       744.8
                            ---      -------------    ------       -----       -----        -----      -----       -----
           Total:           231      73,585,894.03    100.00       7.459       179.4        175.3      67.47       736.3

As of the Cut Off Date the average Remaining Principal Balance was $318,553.65

                                      Aggregate                              Weighted     Weighted    Weighted    Weighted
                       Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
Original                Mortgage        Balance       Mortgage     Average    Original    Remaining     Current     FICO
Principal Balance        Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
-----------------        -----       -----------       ----       ------       ----         ----      ---------     -----

200,001 - 225,000           9      1,959,335.80        2.66       7.582       180.0        176.2       64.74       723.6
225,001 - 250,000          45     10,672,149.56       14.50       7.499       178.1        174.1       69.30       743.3
250,001 - 275,000          37      9,645,744.63       13.11       7.430       180.0        176.2       68.90       748.3
275,001 - 300,000          39     11,022,546.93       14.98       7.474       180.0        174.5       68.10       741.9
300,001 - 325,000          21      6,410,766.82        8.71       7.480       180.0        177.0       66.18       738.2
325,001 - 350,000          23      7,698,411.53       10.46       7.378       180.0        174.7       68.81       725.3
350,001 - 375,000           9      3,158,672.18        4.29       7.525       180.0        173.6       67.47       708.6
375,001 - 400,000          12      4,646,039.78        6.31       7.406       175.0        170.6       64.83       740.1
400,001 - 425,000           9      3,676,146.99        5.00       7.512       180.0        176.6       67.73       739.5
425,001 - 450,000           5      2,193,238.65        2.98       7.425       180.0        177.0       67.82       730.8
450,001 - 475,000           3      1,395,097.10        1.90       7.418       180.0        176.7       65.03       748.8
475,001 - 500,000           4      1,959,140.47        2.66       7.440       180.0        179.0       55.78       683.6
500,001 - 525,000           1        503,000.00        0.68       7.625       180.0        180.0       67.07       741.0
525,001 - 550,000           5      2,627,772.23        3.57       7.417       180.0        176.4       71.17       738.7

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

550,001 - 575,000           1        575,000.00        0.78       7.625       180.0        180.0       71.43       763.0
575,001 - 600,000           3      1,768,529.07        2.40       7.250       180.0        176.0       68.72       751.0
600,001 - 625,000           1        615,208.26        0.84       7.375       180.0        178.0       72.38       744.0
625,001 - 650,000           2      1,278,015.28        1.74       7.375       180.0        179.5       68.15       679.9

Greater than 650,000        2      1,781,078.75        2.42       7.682       180.0        175.9       57.47       744.8
                            -      ------------        ----       -----       -----        -----       -----       -----

           Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

As of the Cut Off Date the average Remaining Principal Balance was $323,962.55

                                  Aggregate                              Weighted     Weighted    Weighted    Weighted
                   Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
                   Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
 Mortgage Rates      Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
 --------------      -----       -----------       ----       ------       ----         ----      ---------     -----

6.501 -   6.750             2        599,027.80        0.81       6.750       180.0        177.3       67.87       730.0
6.751 -   7.000            17      5,369,780.23        7.30       6.945       180.0        175.8       67.84       737.0
7.001 -   7.250            49     15,264,634.25       20.74       7.217       180.0        175.9       70.66       742.9
7.251 -   7.500            79     25,742,203.99       34.98       7.433       179.8        176.4       66.00       740.9
7.501 -   7.750            63     20,544,222.56       27.92       7.654       178.9        175.0       66.94       730.8
7.751 -   8.000            11      3,261,236.82        4.43       7.903       175.6        167.3       69.74       710.9
8.001 -   8.250             9      2,486,170.65        3.38       8.182       180.0        173.1       64.43       729.4
8.251 -   8.500             1        318,617.73        0.43       8.375       180.0        173.0       61.27       704.0
                            -        ----------        ----       -----       -----        -----       -----       -----
           Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

As of the Cut Off Date, the weighted average Mortgage Rate was 7.459

                                     Aggregate                              Weighted     Weighted     Weighted    Weighted
    Original           Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
 Loan-to-Value         Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
     Ratios             Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio      Score
     ------             -----       -----------       ----       ------       ----         ----      ---------      -----

10.01 -   20.00             1        394,000.00        0.54       7.375       180.0        180.0       18.76       783.0
20.01 -   30.00             2        668,298.56        0.91       7.515       180.0        176.8       27.46       717.8
30.01 -   40.00             6      1,701,360.93        2.31       7.446       166.5        162.4       34.56       759.2
40.01 -   50.00            13      4,131,808.31        5.61       7.540       180.0        176.2       45.48       745.1
50.01 -   60.00            26      9,506,668.09       12.92       7.430       180.0        176.0       55.70       727.5
60.01 -   70.00            57     18,151,656.09       24.67       7.452       179.7        176.2       65.00       745.1
70.01 -   80.00           113     35,270,655.94       47.93       7.477       179.6        175.5       75.12       731.2
80.01 -   90.00             7      2,136,643.95        2.90       7.237       180.0        175.0       86.65       734.0
90.01 -  100.00             6      1,624,802.16        2.21       7.410       180.0        168.1       91.35       750.6
                            -      ------------        ----       -----       -----        -----       -----       -----
           Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

As of the Cut Off Date the weighted average Original LTV Ratio was 68.59

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                     Aggregate                              Weighted     Weighted    Weighted    Weighted
    Current           Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
 Loan-to-Value         Mortgage        Balance       Mortgage     Average    Original    Remaining     Current     FICO
     Ratios             Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
     ------             -----       -----------       ----       ------       ----         ----      ---------     -----

10.00 -   19.99             1        394,000.00        0.54       7.375       180.0        180.0       18.76       783.0
20.00 -   29.99             2        668,298.56        0.91       7.515       180.0        176.8       27.46       717.8
30.00 -   39.99             7      1,944,466.45        2.64       7.468       168.2        163.5       35.22       758.9
40.00 -   49.99            12      3,853,848.55        5.24       7.520       180.0        175.3       45.73       744.1
50.00 -   59.99            29     10,286,520.35       13.98       7.439       180.0        176.3       55.72       731.0
60.00 -   69.99            63     20,207,013.80       27.46       7.470       179.7        175.3       65.80       744.6
70.00 -   79.99           101     31,466,300.21       42.76       7.464       179.5        176.0       75.57       731.1
80.00 -   89.99            11      3,483,012.42        4.73       7.318       180.0        174.5       84.77       724.2
90.00 -   99.99             5      1,282,433.69        1.74       7.486       180.0        171.6       92.50       745.2
                            -      ------------        ----       -----       -----        -----       -----       -----
           Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

As of the Cut Off Date the weighted average Original LTV Ratio was 67.47

                                    Aggregate                              Weighted     Weighted    Weighted    Weighted
                     Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
Distribution of       Mortgage        Balance       Mortgage     Average    Original    Remaining     Current     FICO
  Loan Purpose         Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
  ------------         -----       -----------       ----       ------       ----         ----      ---------     -----

Refinance - Rate          129     43,202,130.11       58.71       7.453       179.0        176.0       65.36       735.7
Term
Purchase                   73     22,185,058.73       30.15       7.455       180.0        173.8       72.56       738.1
Refinance - Cashout        29      8,198,705.19       11.14       7.502       180.0        176.1       64.85       734.2
                           --      ------------       -----       -----       -----        -----       -----       -----
           Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

                                  Aggregate                              Weighted     Weighted    Weighted    Weighted
                   Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
Distribution of    Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
Occupancy Status     Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
----------------     -----       -----------       ----       ------       ----         ----      ---------     -----

Primary                   228     72,761,757.14       98.88       7.456       179.4        175.3       67.40       736.2
Second Home                 3        824,136.89        1.12       7.668       180.0        178.8       73.63       741.8
                            -        ----------        ----       -----       -----        -----       -----       -----
           Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

                                  Aggregate                              Weighted     Weighted    Weighted    Weighted
                   Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
Distribution of    Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
 Property Types      Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
 --------------      -----       -----------       ----       ------       ----         ----      ---------     -----

Single Family             219     70,106,096.57       95.27       7.455       179.4        175.4       67.29       736.4
Detached
Condo                      10      2,766,012.71        3.76       7.512       180.0        176.9       71.29       742.9
PUD                         2        713,784.75        0.97       7.641       180.0        167.3       70.57       697.4
                            -        ----------        ----       -----       -----        -----       -----       -----
           Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                      Aggregate                              Weighted     Weighted    Weighted    Weighted
                       Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
                       Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
Loan Documentation       Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
------------------       -----       -----------       ----       ------       ----         ----      ---------     -----

Full Documentation          160     50,874,089.92       69.14       7.459       179.7        175.9       67.17       737.5
Alternative-Full             61     19,222,737.73       26.12       7.449       179.7        175.2       70.93       733.3
Documentation
No Income                    10      3,489,066.38        4.74       7.509       173.4        168.1       52.84       733.6
Verification                 --      ------------        ----       -----       -----        -----       -----       -----
             Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

                                    Aggregate                              Weighted     Weighted    Weighted    Weighted
                     Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
                     Mortgage        Balance       Mortgage     Average    Original    Remaining     Current       FICO
   Top 10 States       Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
   -------------       -----       -----------       ----       ------       ----         ----      ---------   --------

California                   67     21,917,219.02       29.78       7.460       178.9        176.8       65.94       751.0
Pennsylvania                 27      8,602,408.15       11.69       7.449       177.6        172.7       65.12       727.3
Massachusetts                22      6,872,707.24        9.34       7.446       180.0        178.0       68.56       731.5
Texas                        16      6,188,892.43        8.41       7.414       180.0        174.8       68.95       739.6
Washington                   20      5,593,426.68        7.60       7.387       180.0        174.8       68.37       727.2
Oregon                       15      4,778,401.06        6.49       7.497       180.0        174.9       70.90       723.7
Colorado                     10      2,772,439.26        3.77       7.479       180.0        173.2       64.28       722.3
Missouri                      7      2,417,199.31        3.28       7.500       180.0        175.9       73.11       759.2
New Jersey                    8      2,187,380.88        2.97       7.575       180.0        175.5       72.06       701.6
Arizona                       6      1,862,107.03        2.53       7.480       180.0        176.7       67.14       738.7
Other                        33     10,393,712.97       14.12       7.478       180.0        173.7       67.62       729.5
                             --     -------------       -----       -----       -----        -----       -----       -----
             Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

                                    Aggregate                              Weighted     Weighted    Weighted    Weighted
                     Number of      Principal     Percent of   Weighted     Average     Average      Average     Average
                     Mortgage        Balance       Mortgage     Average    Original    Remaining     Current      FICO
    FICO Score         Loans       Outstanding       Pool       Coupon       Term         Term      LTV Ratio     Score
    ----------         -----       -----------       ----       ------       ----         ----      ---------     -----

601 - 625                     3        886,408.59        1.20       7.513       180.0        177.0       76.59       616.2
626 - 650                    11      4,233,487.07        5.75       7.491       180.0        177.4       71.00       641.9
651 - 675                     6      1,806,956.08        2.46       7.679       180.0        174.1       60.40       662.7
676 - 700                    26      8,042,549.07       10.93       7.450       178.2        173.2       66.89       689.1
701 - 725                    30      9,063,308.51       12.32       7.503       180.0        175.8       71.11       714.5
726 - 750                    50     17,207,455.90       23.38       7.491       180.0        177.0       67.43       738.2
751 - 775                    55     17,172,878.12       23.34       7.372       178.7        174.5       65.88       762.7
776 - 800                    50     15,172,850.69       20.62       7.460       179.6        174.8       66.78       784.2
                             --     -------------       -----       -----       -----        -----       -----       -----
             Total:         231     73,585,894.03      100.00       7.459       179.4        175.3       67.47       736.3

As of the Cut Off Date the non zero weighted average FICO Score was 736.3

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.